SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 1, 2006
                               __________________

                                 NS8 CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            _________________________

          DELAWARE                     333-75956                  13-4142621
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

           1420 FIFTH AVENUE, 22ND FLOOR
                SEATTLE, WASHINGTON                       98101
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (206) 331-4545

  FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  4.01  MATTERS  RELATED  TO  ACCOUNTANTS  AND  FINANCIAL  STATEMENTS.

     (a) On March 1, 2006, the Board of Directors of NS8 Corporation ("NS8") accepted the resignation of NS8's independent auditors, Singer Lewak Greenbaum & Goldstein LLP ("SLGG"), who audited NS8's financial statements for the two most recent fiscal years ended December 31, 2004 and 2003.

     The reports of SLGG on the financial statements of NS8 as of and for the fiscal years ended December 31, 2004 and 2003, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for modifications to include explanatory paragraphs that contained expressions of substantial doubt regarding NS8's ability to continue as a going concern.

     During NS8's fiscal years ended December 31, 2004 and 2003 and subsequent interim period preceding the resignation of SLGG, there were no disagreements between NS8 and SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SLGG, would have caused SLGG to make reference to the subject matter of the disagreements in connection with its audit reports on NS8's consolidated financial statements.

     During the two most recent fiscal years ended December 31, 2004 and 2003, and during the interim period up through March 1, 2006, there were (i) no disagreements between NS8 and SLGG on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure and
(ii)  no  reportable  events  as such term is defined by paragraph (a)(1)(iv) of
Item 304 of Regulation S-B promulgated by the Securities and Exchange Commission ("Regulation S-B").

     After NS8 filed its Quarterly Report on Form 10-QSB for the period ended September 30, 2005, NS8 was advised by SLGG of certain inadvertent inaccuracies in its unaudited financial statements included in the Form 10-QSB for the period ended September 30, 2005. The inadvertent inaccuracies were caused by calculation errors, rounding errors and transcription errors.

     NS8 determined that the above errors were material and required restatement of the previously issued Quarterly Report on Form 10-QSB for the period ended September 30, 2005, and the Company filed its Quarterly Report on Form 10-QSB/A on November 29, 2005 to correct those errors.

     Subsequent to NS8's decision to restate its unaudited financial statements, NS8 reevaluated its disclosure controls and procedures, and NS8's Chief Executive Officer and Chief Financial Officer concluded that these controls were not effective as of September 30, 2005.

     SLGG has reviewed the preceding statements, and a copy of the response of SLGG is attached as Exhibit 16 to this Form 8-K.

     (b) Effective March 1, 2006, NS8, upon the recommendation of management to the Board of Directors, the Company has engaged Corbin & Company LLP as its independent registered accounting firm to audit NS8's financial statements. In the two fiscal years ended December 31, 2004 and 2003 and during the interim period from that date to March 1, 2006, NS8 did not consult Corbin & Company LLP on any matter.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  No.     Description
------------     -----------

(16)     Letter  to  the Commission from Singer Lewak Greenbaum & Goldstein LLP.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NS8  CORPORATION
                                           (Registrant)

Date:     March  2,  2006             By:  /s/ Ricardo  Rosado
                                           --------------------
                                           Ricardo  Rosado
                                           Chief  Financial  Officer


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